3Q 2023 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Shale Sales Volumes (Bcf)		121.1	114.0	114.8	119.0	125.1
CBM Sales Volumes (Bcf)		10.2	10.1	10.4	10.5	10.7
Other Sales Volumes (Bcf)		—	0.1	0.1	0.1	0.2

LIQUIDS*
NGLs Sales Volumes (Bcfe)		11.9	9.7	10.1	10.5	10.2
Oil and Condensate Sales Volumes (Bcfe)		0.2	0.3	0.5	0.5	0.2

TOTAL (Bcfe)		143.4	134.2	135.9	140.6	146.4

Average Daily Production (MMcfe)		1,559.0	1,474.2	1,509.6	1,528.4	1,590.9

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q3 2023 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	3	11	11	13,035	-
	Utica	-	-	2	10,500	-

CPA	Marcellus	3	-	-	-	-
	Utica	6	-	-	-	1

Total		12	11	13		1

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q4 2023	2023	2024	2025	2026	2027
NYMEX Hedges
Volumes (Bcf)	105.7	387.2	299.9	242.4	246.9	105.1
Average Prices ($/Mcf)	$3.01	$3.04	$3.09	$3.28	$3.30	$4.23

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	8.7	34.7	121.7	129.7	92.5	111.1
Average Prices ($/Mcf)	$2.14	$2.17	$2.43	$2.30	$2.63	$3.31
Total Volumes Hedged (Bcf)(2)	114.4	421.9	421.6	372.1	339.4	216.2

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	110.8	421.9	411.4	372.1	322.6	196.4
Average Prices ($/Mcf)	$2.51	$2.51	$2.50	$2.42	$2.48	$3.26

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	3.6	-	10.2	-	16.8	19.8
Average Prices ($/Mcf)	$3.01	-	$3.09	-	$3.30	$4.23
Total Volumes Hedged (Bcf)(2)	114.4	421.9	421.6	372.1	339.4	216.2

Estimated Conversion Factor(4)	1.080	1.083	1.075	1.070	1.069	1.068

(1) Hedge positions as of 10/5/2023.
(2) Excludes basis hedges in excess of NYMEX hedges of 16.2 Bcf and 2.5 Bcf for 2023 and 2025, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q4 2023				CY2023				CY2024

	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted
($/MMBtu)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market	Gain/(Loss)(2) ($ in 000s)
NYMEX	114,080	$2.79	$3.15	($40,517)	419,300	$2.81	$2.80	$22,370	322,250	$2.87	$3.50	($201,553)

Index	9,200	$1.98	$1.94	$331	36,500	$1.98	$1.80	$6,753	118,250	$2.27	$2.67	($46,756)

Basis:
Eastern Gas-South (DOM)	14,950	($0.66)	($1.21)	$8,205	59,313	($0.66)	($1.01)	$20,738	73,200	($0.58)	($0.98)	$29,404
TCO Pool (TCO)	23,413	($0.63)	($1.05)	$10,792	100,850	($0.64)	($0.82)	$19,645	32,335	($0.57)	($0.76)	$6,301
Michcon (NMC)	10,430	($0.26)	($0.37)	$1,261	43,190	($0.25)	($0.23)	($1,034)	16,780	($0.21)	($0.27)	$910
TETCO M3 (TMT)	620	($0.98)	($0.42)	$247	6,530	($0.04)	$0.27	($3,685)	-	-	($0.03)	-
TETCO M2 (BM2)	40,020	($0.56)	($1.20)	$25,358	158,775	($0.56)	($1.01)	$72,336	150,060	($0.61)	($0.95)	$50,614
Transco Zone 5 South (DKR)	2,610	$0.69	$0.92	($405)	12,165	$0.62	$1.64	($12,590)	2,275	$1.23	$0.57	($2,505)
Total Financial Basis Hedges	92,043			$45,458	380,823			$95,410	274,650			$84,724

Total Projected Realized Gain (Loss)				$5,272				$124,533				($163,585)

Note: Forward market prices, hedged volumes, and hedge prices are as of 10/5/2023. Anticipated hedging activity is not included in projections.
(1) January 2023 through October 2023 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q3 2023	Q2 2023	Q1 2023	Q4 2022	Q3 2022
Realized Gain (Loss)	$102	$79	($61)	($360)	($651)
Unrealized (Loss) Gain	($54)	$463	$823	$1,138	($411)
Gain (Loss) on Commodity Derivative Instruments	$48	$542	$762	$778	($1,062)

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income (Loss):	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Natural Gas, NGL and Oil Revenue	$255,124	$257,061	$455,639	$776,740	$1,127,341
Gain (Loss) on Commodity Derivative Instruments	47,803	542,472	762,167	777,615	(1,062,353)
Purchased Gas Revenue	11,135	9,355	36,812	61,421	31,738
Other Revenue and Operating Income	36,444	30,812	21,359	21,054	20,335
Total Revenue and Other Operating Income	350,506	839,700	1,275,977	1,636,830	117,061
Costs and Expenses:
Operating Expense
Lease Operating Expense	16,573	13,092	16,474	17,739	19,239
Transportation, Gathering and Compression	95,820	87,872	98,096	96,385	96,632
Production, Ad Valorem, and Other Fees	8,131	5,419	9,641	11,599	13,481
Depreciation, Depletion and Amortization	111,855	103,682	105,222	112,245	114,167
Exploration and Production Related Other Costs	1,600	1,727	5,104	1,212	685
Purchased Gas Costs	10,694	8,794	34,347	62,217	32,309
Selling, General, and Administrative Costs	29,213	30,017	36,576	31,961	27,722
Other Operating Expense	26,057	21,031	15,139	9,818	21,238
Total Operating Expense	299,943	271,634	320,599	343,176	325,473
Other Expense
Other Expense	1,454	2,510	1,168	3,494	1,922
(Gain) Loss on Assets Sales and Abandonments, net	(5,524)	(105,986)	(9,482)	(1,426)	12,077
Loss on Debt Extinguishment	—	—	—	19	9,953
Interest Expense	35,391	34,820	35,736	35,218	34,351
Total Other Expense (Income)	31,321	(68,656)	27,422	37,305	58,303
Total Costs and Expenses	331,264	202,978	348,021	380,481	383,776
Earnings (Loss) Before Income Tax	19,242	636,722	927,956	1,256,349	(266,715)
Income Tax (Benefit) Expense	(2,139)	161,767	217,561	81,770	160,357
Net Income (Loss)	$21,381	$474,955	$710,395	$1,174,579	$(427,072)

Earnings (Loss) per Share
Basic	$0.13	$2.89	$4.22	$6.64	$(2.28)
Diluted	$0.12	$2.47	$3.61	$5.68	$(2.28)

Weighted-Average Shares Outstanding	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Weighted-Average Shares of Common Stock Outstanding	160,703,884	164,139,583	168,452,107	176,916,881	187,511,940
Effect of Diluted Shares*	29,970,614	28,852,003	28,692,767	30,127,743	—
Weighted-Average Diluted Shares of Common Stock Outstanding	190,674,498	192,991,586	197,144,874	207,044,624	187,511,940

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22	30-Sep-22
ASSETS
Current Assets:
Cash and Cash Equivalents	$8,653	$22,765	$2,799	$21,321	$1,594
Accounts and Notes Receivable
Trade, net	75,854	97,702	136,208	348,458	479,088
Other Receivables, net	15,501	11,370	8,015	6,184	5,436
Supplies Inventories	20,007	26,470	29,339	27,156	19,650
Derivative Instruments	166,486	227,012	159,794	154,474	200,598
Prepaid Expenses	14,091	14,504	15,443	16,211	17,373
Total Current Assets	300,592	399,823	351,598	573,804	723,739
Property, Plant and Equipment:
Property, Plant and Equipment:	12,399,820	12,247,858	12,099,212	11,907,698	11,738,308
Less-Accumulated Depreciation, Depletion and Amortization	5,091,172	5,008,026	4,913,268	4,811,189	4,704,665
Total Property, Plant and Equipment—Net	7,308,648	7,239,832	7,185,944	7,096,509	7,033,643
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	152,914	164,503	170,376	174,849	187,376
Derivative Instruments	287,029	305,887	208,933	244,931	258,539
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	72,076	73,714	75,352	76,990	78,628
Other Non-Current Assets	48,064	24,782	24,628	25,376	27,887
Total Other Non-Current Assets	883,397	892,200	802,603	845,460	875,744
TOTAL ASSETS	$8,492,637	$8,531,855	$8,340,145	$8,515,773	$8,633,126
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$185,951	$164,177	$195,867	$191,343	$169,406
Derivative Instruments	215,803	240,874	242,900	782,653	1,407,892
Current Portion of Finance Lease Obligations	1,792	1,379	1,423	881	686
Current Portion of Long-Term Debt	325,152	—	—	—	323,122
Current Portion of Operating Lease Obligations	55,448	53,166	50,844	47,436	48,710
Other Accrued Liabilities	206,872	232,417	213,874	290,491	308,212
Total Current Liabilities	991,018	692,013	704,908	1,312,804	2,258,028
Non-Current Liabilities:
Long-Term Debt	1,843,780	2,154,093	2,203,108	2,205,735	1,920,440
Finance Lease Obligations	5,384	3,732	4,023	1,970	1,375
Operating Lease Obligations	101,663	114,998	122,726	132,105	143,291
Derivative Instruments	806,291	812,744	1,124,884	1,517,021	2,012,326
Deferred Income Taxes	604,750	609,133	449,656	232,280	146,621
Asset Retirement Obligations	83,793	87,987	89,619	89,079	87,243
Other Non-Current Liabilities	98,644	73,968	73,925	74,318	86,814
Total Non-Current Liabilities	3,544,305	3,856,655	4,067,941	4,252,508	4,398,110
TOTAL LIABILITIES	4,535,323	4,548,668	4,772,849	5,565,312	6,656,138
Stockholders' Equity
Common Stock	1,600	1,625	1,663	1,712	1,835
Capital in Excess of Par Value	2,423,875	2,440,895	2,468,079	2,506,269	2,602,697
Preferred Stock	—	—	—	—	—
Retained Earnings (Accumulated Deficit)	1,538,136	1,547,036	1,103,995	448,993	(613,426)
Accumulated Other Comprehensive Loss	(6,297)	(6,369)	(6,441)	(6,513)	(14,118)
TOTAL STOCKHOLDERS' EQUITY	3,957,314	3,983,187	3,567,296	2,950,461	1,976,988
TOTAL LIABILITIES AND EQUITY	$8,492,637	$8,531,855	$8,340,145	$8,515,773	$8,633,126

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Net Income (Loss)	$21,381	$474,955	$710,395	$1,174,579	($427,072)
Depreciation, Depletion and Amortization	111,855	103,682	105,222	112,245	114,167
Amortization of Deferred Financing Costs	2,329	2,317	2,297	2,293	2,048
Stock-Based Compensation	2,870	4,542	8,638	1,493	3,829
(Gain) Loss on Asset Sales and Abandonments, net	(5,524)	(105,986)	(9,482)	(1,426)	12,077
Loss on Debt Extinguishment	—	—	—	19	9,953
(Gain) Loss on Commodity Derivative Instruments	(47,803)	(542,472)	(762,167)	(777,615)	1,062,353
Loss (Gain) on Other Derivative Instruments	1,094	176	961	(300)	(2,694)
Net Cash Received (Paid) in Settlement of Commodity Derivative Instruments	94,569	63,957	(140,005)	(282,897)	(651,247)
Deferred Income Taxes	(4,410)	159,450	217,349	83,076	160,680
Other	754	(1,334)	(114)	1,619	1,646
Changes in Operating Assets:
Accounts and Notes Receivable	17,468	35,400	210,383	129,759	(31,478)
Supplies Inventories	6,464	2,868	(2,183)	(7,505)	(5,160)
Prepaid Expenses	413	939	768	1,181	(4,840)
Changes in Other Assets	(78)	498	(153)	(143)	19,800
Changes in Operating Liabilities:
Accounts Payable	35,021	(16,981)	(19,242)	25,947	(684)
Accrued Interest	(27,777)	16,274	2,216	16,550	(14,373)
Other Operating Liabilities	(2,356)	342	(75,792)	(36,289)	19,202
Changes in Other Liabilities	(277)	98	(353)	(315)	(3,825)
Net Cash Provided by Operating Activities	205,993	198,725	248,738	442,271	264,382

Cash Flows from Investing Activities:
Capital Expenditures	(205,642)	(195,985)	(170,028)	(173,217)	(133,553)
Proceeds from Asset Sales	19,128	132,293	10,517	6,889	4,041
Net Cash Used in Investing Activities	(186,514)	(63,692)	(159,511)	(166,328)	(129,512)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	—	—	—	(358,750)
Proceeds from CNXM Revolving Credit Facility Borrowings	279,001	60,550	72,750	109,700	56,800
Repayments of CNXM Revolving Credit Facility Borrowings	(254,001)	(97,050)	(90,450)	(104,150)	(96,950)
Proceeds from CNX Revolving Credit Facility Borrowings	81,550	446,900	460,400	631,900	1,208,250
Repayments of CNX Revolving Credit Facility Borrowings	(93,000)	(460,700)	(446,600)	(676,550)	(1,297,250)
Proceeds from Issuance of CNX Senior Notes	—	—	—	—	493,750
Payments on Other Debt	(425)	(362)	(348)	(191)	(163)
Proceeds from Issuance of Common Stock	915	129	610	78	135
Shares Withheld for Taxes	(96)	(40)	(9,344)	(180)	(7)
Purchases of Common Stock	(47,535)	(64,146)	(94,759)	(215,106)	(138,052)
Debt Issuance and Financing Fees	—	(348)	(8)	(1,717)	(1,277)
Net Cash Used in Financing Activities	(33,591)	(115,067)	(107,749)	(256,216)	(133,514)
Net (Decrease) Increase in Cash and Cash Equivalents	(14,112)	19,966	(18,522)	19,727	1,356
Cash and Cash Equivalents at Beginning of Period	22,765	2,799	21,321	1,594	238
Cash and Cash Equivalents at End of Period	$8,653	$22,765	$2,799	$21,321	$1,594

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2023E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	8%	($0.80)
ETNG Mainline	4%	$0.83
TCO Pool	28%	($0.90)
TETCO ELA & WLA	4%	($0.34)
TETCO M3	2%	$0.47
TETCO M2	34%	($1.02)
Michcon	10%	($0.49)
Physical basis sales	10%	($0.05)
Weighted Average Basis	100%	($0.69)

NYMEX		$2.80
Weighted Average Basis (Not considering hedging)		($0.69)
Realized Price (per MMBtu)		$2.11
Conversion Factor (MMBtu/Mcf)		1.083
Realized Price Before Financial Hedging (per Mcf)		$2.29

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for nine months ended September 30; October - December forward market basis prices as of 10/5/2023.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Average Sales Price - Natural Gas	$1.64	$1.80	$3.22	$5.54	$7.82
Average Gain (Loss) on Commodity Derivative Instruments - Cash Settlement- Gas	$0.77	$0.64	($0.49)	($2.78)	($4.79)
Average Sales Price - Oil and Condensate*	$11.21	$10.57	$11.22	$12.34	$14.74
Average Sales Price - NGLs*	$3.19	$3.18	$4.58	$4.92	$6.05

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.49	$2.51	$2.90	$2.96	$3.25

Lease Operating Expense (LOE)	$0.12	$0.10	$0.12	$0.13	$0.13
Production, Ad Valorem, and Other Fees	$0.06	$0.04	$0.07	$0.08	$0.09
Transportation, Gathering and Compression	$0.67	$0.65	$0.72	$0.69	$0.66
Depreciation, Depletion and Amortization (DD&A)	$0.75	$0.75	$0.75	$0.77	$0.76
Total Natural Gas, NGL and Oil Production Costs	$1.60	$1.54	$1.66	$1.67	$1.64

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.85	$0.79	$0.91	$0.90	$0.88
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$1.64	$1.72	$1.99	$2.06	$2.37

Fully Burdened Cash Costs, before DD&A(1)	$1.17	$1.15	$1.28	$1.29	$1.29
Fully Burdened Cash Margin, before DD&A	$1.32	$1.36	$1.62	$1.67	$1.96

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q3 2023, Q2 2023, Q1 2023, Q4 2022 and Q3 2022 total fully burdened cash costs exclude a (gain)/loss on asset sales of ($0.04) per Mcfe, ($0.79) per Mcfe, ($0.07) per Mcfe, ($0.01) per Mcfe and $0.08 per Mcfe, respectively. Q3 2023, Q2 2023, Q1 2023, Q4 2022 and Q3 2022 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe, $0.01 per Mcfe and $0.00 per Mcfe, respectively. Q3 2023, Q2 2023, Q1 2023, Q4 2022 and Q3 2022 exclude loss on debt extinguishment and inventory adjustments of $0.02 per Mcfe, $0.00 per Mcfe, $0.02 per Mcfe, $0.00 per Mcfe and $0.07 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
NYMEX Natural Gas ($/MMBtu)	$2.55	$2.10	$3.42	$6.26	$8.20
Average Differential	(1.04)	(0.44)	(0.44)	(1.17)	(1.01)
BTU Conversion (MMBtu/Mcf)*	0.13	0.14	0.24	0.45	0.63
Gain (Loss) on Commodity Derivative Instruments-Cash Settlement	0.77	0.64	(0.49)	(2.78)	(4.79)
Realized Gas Price per Mcf	$2.41	$2.44	$2.73	$2.76	$3.03
*Conversion factor	1.08	1.09	1.08	1.09	1.09

GUIDANCE
	Previous			Updated
($ in millions)	2023E			2023E
	Low		High	Low		High
Production Volumes (Bcfe)	545	-	555	545	-	555
% Liquids	~7%	‘-	~8%	~7%	‘-	~8%
% of Natural Gas Hedged	85%			86%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$2.81			$2.80
Natural Gas Differential ($/MMBtu)	($0.66)			($0.69)
NGL Realized Price ($/Bbl)	~$20.00			~$20.00

($ in millions)
Adjusted EBITDAX(2)	$900	-	$1,000	$900	-	$1,000

Capital Expenditures
Drilling & Completions (D&C)	$455	-	$475	$455	-	$475
Non-D&C	$145	-	$160	$145	-	$160
Discretionary Capital	$25	-	$40	$25	-	$40
Total Capital Expenditures	$625	-	$675	$625	-	$675

($ in millions)
Free Cash Flow (FCF)(2)	~$325			~$325
FCF Per Share(2)(3)	~$2.01			~$2.05

(1) Forward market prices for updated 2023 guidance as of 10/5/2023.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for the updated guidance includes approximately $165 million in expected asset sales in 2023.
(3) Previous guidance for 2023 FCF per share based on shares outstanding of 161,464,938, as of 7/14/2023. Updated guidance for 2023 FCF per share based on shares outstanding of 158,853,261, as of 10/12/2023.

2023E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	23	14,500
	Utica	4	11,300

SWPA Greater	Marcellus	4	10,800
	Utica	-	-

CPA	Marcellus	3	8,000
	Utica	-	-

Total		34

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2022 Annual Report on Form 10-K as filed with the SEC on February 9, 2023). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Total Revenue and Other Operating Income	$350	$840	$1,276	$1,637	$117
Add (Deduct):
Purchased Gas Revenue	(11)	(9)	(37)	(62)	(32)
Unrealized Loss (Gain) on Commodity Derivative Instruments	54	(463)	(823)	(1,138)	411
Other Revenue and Operating Income	(36)	(31)	(21)	(21)	(20)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$357	$337	$395	$416	$476

Total Operating Expense	$300	$272	$320	$343	$326
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(4)	(3)	(3)	(4)	(3)
Exploration and Production Related Other Costs	(2)	(2)	(5)	(1)	(1)
Purchased Gas Costs	(10)	(9)	(34)	(62)	(32)
Selling, General and Administrative Costs	(29)	(30)	(37)	(33)	(28)
Other Operating Expense	(26)	(21)	(15)	(8)	(22)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$229	$207	$226	$235	$240
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Net Income (Loss)	$21	$475	$710	$1,175	($427)
Interest Expense	35	35	36	35	35
Income Tax (Benefit) Expense	(2)	161	218	82	160
Earnings (Loss) Before Interest & Taxes (EBIT)	54	671	964	1,292	(232)
Depreciation, Depletion & Amortization	112	104	105	112	114
Exploration Expense	2	2	5	1	1
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$168	$777	$1,074	$1,405	($117)
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	54	(463)	(823)	(1,138)	411
Loss (Gain) on Non-Operated Asset Sale	3	(103)	—	—	—
Stock-Based Compensation	3	4	9	1	4
Loss on Debt Extinguishment	—	—	—	—	10
Loss on Abandonment	—	—	—	4	16
Virginia Flood Expense	—	1	—	1	2
Severance	—	1	1	1	—
Total Pre-tax Adjustments	60	(560)	(813)	(1,131)	443
Adjusted EBITDAX	$228	$217	$261	$274	$326

Adjusted Net Income (Loss) is defined as net income (loss) after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Net Income (Loss) from EBITDAX Reconciliation	$21	$475	$710	$1,175	($427)
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	60	(560)	(813)	(1,131)	443
Tax Effect of Adjustments	(15)	142	212	295	(116)
Adjusted Net Income (Loss)	$66	$57	$109	$339	($100)

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Total Revenue and Other Operating Income	$350	$840	$1,276	$1,637	$117

Net Income (Loss)	$21	$475	$710	$1,175	($427)
Interest Expense	35	35	36	35	35
Income Tax (Benefit) Expense	(2)	161	218	82	160
Earnings (Loss) Before Interest & Taxes (EBIT)	54	671	964	1,292	(232)
Depreciation, Depletion & Amortization	112	104	105	112	114
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$166	$775	$1,069	$1,404	($118)
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$54	($463)	($823)	($1,138)	$411
Total Adjustments	$54	($463)	($823)	($1,138)	$411

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$404	$377	$453	$499	$528
Adjusted EBIT	$108	$208	$141	$154	$179
Operating Margin	27%	55%	31%	31%	34%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q3-2023	Q2-2023	Q1-2023	Q4-2022	Q3-2022
Total Revenue and Other Operating Income	$350	$840	$1,276	$1,637	$117

Net Income (Loss)	$21	$475	$710	$1,175	($427)
Interest Expense	35	35	36	35	35
Income Tax (Benefit) Expense	(2)	161	218	82	160
Earnings (Loss) Before Interest & Taxes (EBIT)	54	671	964	1,292	(232)
Depreciation, Depletion & Amortization	112	104	105	112	114
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$166	$775	$1,069	$1,404	($118)
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$54	($463)	($823)	($1,138)	$411
Loss (Gain) on Non-Operated Asset Sale	3	(103)	—	—	—
Stock-Based Compensation	3	4	9	1	4
Loss on Abandonment	—	—	—	4	16
Virginia Flood Expense	—	1	—	1	2
Loss on Debt Extinguishment	—	—	—	—	10
Severance	—	1	1	1	—
Total Adjustments	$60	($560)	($813)	($1,131)	$443

Total Revenue and Other Operating Income Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$404	$377	$453	$499	$528
Adjusted EBITDA	$226	$215	$256	$273	$325
Cash Operating Margin	56%	57%	57%	55%	62%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Adjusted Net Debt: Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,169	$2,154	$2,203	$2,206	$2,214	$2,424	$2,600
Less: Cash and Cash Equivalents	9	23	3	21	4	22	156
Net Debt	$2,160	$2,131	$2,200	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,169	$2,154	$2,203	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	82	98	101
Less: Cash and Cash Equivalents	9	23	3	21	4	22	156
Adjusted Net Debt	$2,160	$2,131	$2,200	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 10 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s September 30, 2023 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Dec-22	31-Mar-23	30-Jun-23	30-Sep-23	30-Sep-23
Net Income	$1,175	$710	$475	$21	$2,381
Interest Expense	35	36	35	35	141
Income Tax Expense (Benefit)	82	218	161	(2)	459
Earnings Before Interest & Taxes (EBIT)	1,292	964	671	54	2,981
Depreciation, Depletion & Amortization	112	105	104	112	433
Exploration Expense	1	5	2	2	10
Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	1,405	1,074	777	168	3,424
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(1,138)	(823)	(463)	54	(2,370)
(Gain) Loss on Non-Operated Asset Sale	—	—	(103)	3	(100)
Stock Based Compensation	1	9	4	3	17
Severance	1	1	1	—	3
Loss on Abandonment	4	—	—	—	4
Virginia Flood Expense	1	—	1	—	2
Total Pre-tax Adjustments	(1,131)	(813)	(560)	60	(2,444)
Adjusted EBITDAX TTM	$274	$261	$217	$228	$980

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

2023 Free Cash Flow
(Dollars in millions)	Q3-2023	Q2-2023	Q1-2023
Net Cash Provided by Operating Activities	$206	$199	$249
Capital Expenditures	(206)	(196)	(170)
Proceeds from Asset Sales	19	132	10
Free Cash Flow	$19	$135	$89

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2022 Organic Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Organic Free Cash Flow	$269	$131	$55	$214	$669

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2021 Organic Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Organic Free Cash Flow	$137	$118	$110	$96	$461

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward-Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (SEC) as supplemented by our quarterly reports on Form 10-Q and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.